UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2016

DATA I/O CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6645 185th Ave NE, Suite 100, Redmond, Washington 98052
(Address of principal executive offices) (Zip Code)

(425) 881-6444
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Reference is hereby made to the Registration Statement on Form 8-A filed by Data I/O Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 1998 (the “Registration Statement”), relating to the Rights Agreement between the Company and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.) (the “Rights Agent”), dated as of April 4, 1998 (the “Rights Agreement”), the amendment to the Registration Statement on Form 8-A/A filed by the Company with the SEC on February 12, 1999 (“Amendment No. 1 to the Registration Statement”), relating to Amendment No. 1 to the Rights Agreement between the Company and the Rights Agent dated as of February 10, 1999 (“Amendment No. 1”) and the further amendment to the Registration Statement on Form 8-A/A filed by the Company with the SEC on April 4, 2008 (“Amendment No. 2 to the Registration Statement”), relating to Amendment No. 2 to the Rights Agreement between the Company and the Rights Agent dated as of April 3, 2008 (“Amendment No. 2”).

David Kanen has informed the Company that he is forming Kanen Wealth Management LLC, an entity through which David Kanen and Kanen Wealth Management (together, the “Kanen Group”) expect to hold, through various customer accounts, beneficial ownership of securities of the Company in excess of 15% of the outstanding common stock, and which such beneficial ownership would otherwise cause the Kanen Group to be deemed an “Acquiring Person” under the Rights Agreement.

As a result, on July 13, 2016, Data I/O Corporation (the “Company”) entered into a Standstill and Voting Agreement (the “SVA”) with the Kanen Group relating to (i) the Kanen Group’s grant of an irrevocable proxy to vote stock of the Company, including the Kanen Group’s entry into an Irrevocable Proxy to Vote Stock of Data I/O Corporation (the “Proxy”), (ii) a standstill in beneficial ownership of the Company by the Kanen Group (the “Standstill”), and (iii) the further amendment of the Rights Agreement (“Amendment No. 3”).

Pursuant to the SVA and the terms of the Proxy, during the term of the SVA, the Kanen Group irrevocably appoints each of the Chief Executive Officer and Chief Financial Officer of the Company as the sole and exclusive proxies of the Kanen Group to vote and exercise all voting and related rights with respect to the Shares of the Kanen Group until termination of the SVA.  As defined in the SVA, “Shares” of the Kanen Group means, with respect to the Kanen Group, (i) all shares of Common Stock of the Company held beneficially or of record by the Kanen Group (together with the Kanen Group’s Affiliates and Associates) in excess of 15% of the Common Stock outstanding as of the record date of the applicable vote or action by written consent of the Company’s shareholders, and (ii) any shares of capital stock of the Company other than Common Stock, or other securities of the Company having voting power generally, that the Kanen Group (together with the Kanen Group’s Affiliates and Associates) purchases or with respect to which the Kanen Group otherwise acquires record or beneficial ownership after the date of the SVA.

In other words, the Kanen Group will retain voting power of up to 15% of the voting securities then beneficially owned, with the excess of the voting securities then beneficially owned by the Kanen Group voted proportionally with all other voting securities of the Company.

Pursuant to the SVA and the terms of the Standstill, during the term of the SVA, the Kanen Group has agreed, subject to certain exceptions, that it shall not (i) make or in any way participate in any “proxy contest” or other solicitation of proxies, (ii) make or be a proponent of any shareholder proposal, (iii) sell, offer or agree to sell any securities of the Company held by the Kanen Group or any Kanen Affiliate to any Third Party that would knowingly result in such Third Party having beneficial ownership greater than 4.9% of the outstanding Common Stock of the Company; (iv) propose or seek to effect any tender or exchange offer, merger or certain other business combinations involving the Company or its securities (each, an “Extraordinary Transaction”), or make any public statement with respect to such transaction; (v) call or seek to call any meeting of shareholders, including by written consent; (vi) seek representation on, or nominate any candidate to, the Board; (vii) seek the removal of any member of the Board; (viii) solicit consents from shareholders or otherwise act or seek to act by written consent; (ix) conduct a referendum of shareholders; (x) make any public disclosure, announcement or statement regarding any intent, purpose, plan or proposal with respect to the Board or the Company; or (xi) take any action that would result in the Kanen Group or any member thereof becoming an Acquiring Person under the Rights Agreement.

Notwithstanding the foregoing, the Kanen Group and each member shall not be precluded from voting and exercising all voting and related rights of all securities of the Company then Beneficially Owned by the Kanen Group in respect of an Extraordinary Transaction.  Further, the Proxy shall be automatically suspended at such time that the Kanen Group files a Schedule 13D with the SEC showing that its Beneficial Ownership is less than 15% of the then outstanding Common Stock; provided, that such suspended Proxy shall be automatically reinstated with full force and effect at any time during the term of the SVA that the Kanen Group’s Beneficial Ownership equals or exceeds 15% of the then outstanding shares of the Company’s Common Stock.  Further, the Proxy and the Standstill shall be automatically suspended at such time that the Company enters into a definitive agreement providing for a Change of Control (a “Change of Control Agreement”); provided, however, that upon public announcement of the termination of the Change of Control Agreement by any party thereto, the Proxy and the Standstill shall be automatically reinstated with full force and effect for the remainder of the term of the SVA unless further suspended or unless the SVA is otherwise terminated.

The SVA is effective until July 13, 2018 unless earlier terminated by mutual written agreement of the Kanen Group and the Company or upon consummation of a Change of Control.  All capitalized terms used but not defined herein have the meanings set forth in the SVA.

In consideration for and pursuant to the SVA, the Company has amended the Rights Agreement pursuant to Amendment No. 3, in which the Kanen Group and members thereof shall not be treated as an Acquiring Person under the Rights Agreement unless and until any one or more of the Kanen Group, individually or in the aggregate, beneficially owns at least 28.5% of the then outstanding shares of Common Stock.

The Rights Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3 and SVA are filed hereto as exhibits and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Rights Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and the SVA.

Item 3.03	Material Modifications to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1
Rights Agreement, dated as of April 4, 1998, between Data I/O Corporation and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.), which includes: as Exhibit A thereto, the Form of Right Certificate; and, as Exhibit B thereto, the Summary of Rights to Purchase Series A Junior Participating Preferred Stock (incorporated herein by reference to Exhibit 4.1 of Data I/O Corporation’s Form 8-A Registration Statement as filed on March 13, 1998).

4.2
Amendment No. 1 to Rights Agreement, dated as of February 10, 1999, between Data I/O Corporation and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.) (incorporated herein by reference to Exhibit 4.1 of Data I/O Corporation’s Form 8-A/A Amendment to the Registration Statement as filed on February 12, 1999).

4.3
Amendment No. 2 to Rights Agreement, dated as of April 3, 2008, between Data I/O Corporation and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.) (incorporated herein by reference to Exhibit 4.3 of Data I/O Corporation's Form 8-K as filed on April 4, 2008).

4.4
Amendment No. 3 to Rights Agreement, dated as of July 13, 2016, between Data I/O Corporation and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.) (included as Schedule B to the Standstill and Voting Agreement, filed hereto as Exhibit 10.1).

10.1	Standstill and Voting Agreement, dated as of July 13, 2016, by and among Data I/O Corporation, David Kanen and Kanen Wealth Management LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA I/O CORPORATION (Registrant)

Date: July 14, 2016	By:	/s/ Anthony Ambrose
Anthony Ambrose
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

4.1
Rights Agreement, dated as of April 4, 1998, between Data I/O Corporation and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.), which includes: as Exhibit A thereto, the Form of Right Certificate; and, as Exhibit B thereto, the Summary of Rights to Purchase Series A Junior Participating Preferred Stock (incorporated herein by reference to Exhibit 4.1 of Data I/O Corporation’s Form 8-A Registration Statement as filed on March 13, 1998).

4.2
Amendment No. 1 to Rights Agreement, dated as of February 10, 1999, between Data I/O Corporation and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.) (incorporated herein by reference to Exhibit 4.1 of Data I/O Corporation’s Form 8-A/A Amendment to the Registration Statement as filed on February 12, 1999).

4.3
Amendment No. 2 to Rights Agreement, dated as of April 3, 2008, between Data I/O Corporation and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.) (incorporated herein by reference to Exhibit 4.3 of Data I/O Corporation's Form 8-K as filed on April 4, 2008).

4.4
Amendment No. 3 to Rights Agreement, dated as of July 13, 2016, between Data I/O Corporation and Computershare Inc. (formerly ChaseMellon Shareholder Services, L.L.C.) (included as Schedule B to the Standstill and Voting Agreement, filed hereto as Exhibit 10.1).

10.1	Standstill and Voting Agreement, dated as of July 13, 2016, by and among Data I/O Corporation, David Kanen and Kanen Wealth Management LLC.